UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                  AMENDMENT 1

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive  Information  Statement


                                  ZANNWELL INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No  fee  required.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transactions  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:


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

                                  ZANNWELL INC.
                    8400 NORMANDALE LAKE BOULEVARD, SUITE 920
                          BLOOMINGTON, MINNESOTA 55437
                            TELEPHONE (952) 921-3995

                                November 22, 2004

To  Our  Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, October 29, 2004 that our board of directors has recommended, and that a majority of our stockholders intend to vote on December 14, 2004 to effect the following corporate actions:

     1. Amend our articles of incorporation to change our name from "ZannWell Inc." to "Danitom Corp.";

     2. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 900,000,000 to 2,000,000,000 shares;

     3. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our preferred stock from 50,000,000 to 235,000,000 shares;

     4. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     5. Grant discretionary authority to the directors to implement a proposal for ZannWell Inc. to become a Business Development Corporation to occur at some time within 12 months of the date of this information statement, with the exact time of such conversion to be determined by the board of directors.

     We have two consenting stockholders, Robert C. Simpson, Ph.D., our director, secretary and treasurer, who holds 13,000,000 shares of our common stock, 1,000,000 shares of our Series A preferred stock, and 10,000,000 shares of our Series C preferred stock, and R. Patrick Liska, our president, chairman of the board of directors and chief executive officer who holds 5,000,000 shares of our common stock and 1,000,000 shares of our Series A preferred stock. Each share of our common stock is entitled to one vote on all matters brought before the stockholders, each share of our Series A preferred stock outstanding entitles the holder to one vote of the common stock on all matters brought before the stockholders, and each share of our Series C preferred stock outstanding entitles the holder to 100 votes of the common stock on all matters brought before the stockholders. Therefore, Dr. Simpson will have the power to vote 1,014,000,000 shares of the common stock and R. Patrick Liska will have the power to vote 6,000,000 shares of the common stock. Together, Messrs. Simpson and Liska will have the power to vote 1,020,000,000 shares of the common stock, which number exceeds the majority of the 167,750,000 issued and outstanding shares of our common stock on the record date.

     Messrs. Simpson and Liska will vote in favor of the proposed amendments to our articles of incorporation and for the grant of discretionary authority to the board with respect to the stock split and conversion to a Business Development Corporation. Messrs. Simpson and Liska will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.



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
     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We appreciate your continued interest in ZannWell Inc.

                                         Very truly yours,

                                         /s/ R. Patrick Liska

                                         R. Patrick Liska
                                         President and CEO

                                  ZANNWELL INC.
                    8400 NORMANDALE LAKE BOULEVARD, SUITE 920
                          BLOOMINGTON, MINNESOTA 55437
                            TELEPHONE (952) 921-3995

                              INFORMATION STATEMENT

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     This information statement is furnished to the holders of record at the close of business on October 29, 2004, the record date, of the outstanding common stock of ZannWell Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action by the holder(s) of the majority of the votes of our stock intends to take on December 14, 2004 to effect the following corporate actions:

     1. Amend our articles of incorporation to change our name from "ZannWell Inc." to "Danitom Corp.";

     2. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 900,000,000 to 2,000,000,000 shares;

     3. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our preferred stock from 50,000,000 to 235,000,000 shares;

     4. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     5. Grant discretionary authority to the directors to implement a proposal by for ZannWell Inc. to become a Business Development Corporation to occur at some time within 12 months of the date of this information statement, with the exact time of such conversion to be determined by the board of directors.

     This information statement will be sent on or about November 22, 2004 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on October 29, 2004 as the record date for determining the stockholders entitled to notice of the above noted actions. The amendments to our articles of incorporation and the approval of the discretionary authority with respect to the reverse stock split require the affirmative vote of a majority of the shares of our common stock issued and outstanding at the time the vote is taken. The approval of the discretionary authority with respect to becoming a Business Development Corporation requires a simple majority of the votes cast once a quorum is present and voting. The quorum necessary to conduct business of the stockholders consists of a majority of the common stock issued and outstanding as of the record date.

     As of the record date, 167,750,000 shares of our common stock were issued and outstanding, 2,000,000 shares of our Series A preferred stock were issued and outstanding, and 10,000,000 shares of our Series C preferred stock were issued and outstanding. We have two consenting stockholders, Robert C. Simpson, Ph.D., our director, secretary and treasurer, who holds 13,000,000 shares of our common stock, 1,000,000 shares of our Series A preferred stock, and 10,000,000 shares of our Series C preferred stock, and R. Patrick Liska, our president, chairman of the board of directors and chief executive officer who holds 5,000,000 shares of our common stock and 1,000,000 shares of our Series A preferred stock. Each share of our common stock is entitled to one vote on all matters brought before the stockholders, each share of our Series A preferred stock outstanding entitles the holder to one vote of the common stock on all matters brought before the stockholders, and each share of our Series C preferred stock outstanding entitles the holder to 100 votes of the common stock on all matters brought before the stockholders. Therefore, Dr. Simpson will have the power to vote 1,014,000,000 shares of the common stock and R. Patrick Liska will have the power to vote 6,000,000 shares of the common stock. Together, Messrs. Simpson and Liska will have the power to vote 1,020,000,000 shares of the common stock, which number exceeds the majority of the 167,750,000 issued and outstanding shares of our common stock on the record date.

     Messrs. Simpson and Liska will vote in favor of the proposed amendments to our articles of incorporation and for the grant of discretionary authority to the board with respect to the stock split and conversion to a Business Development Corporation. Messrs. Simpson and Liska will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

    GRANT OF DISCRETIONARY AUTHORITY TO THE DIRECTORS TO AMEND OUR ARTICLES OF
                           INCORPORATION TO CHANGE OUR
                             NAME TO "DANITOM CORP."

     Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend our articles of incorporation to change our name to "Danitom Corp." The board believes that this amendment is in our best interests because it will more accurately reflect our planned business model as a business development company with diversified interests. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will be required to surrender their stock certificates and to have new stock certificates reflecting the name change. New stock certificates will be issued as old certificates are tendered to our transfer agent. A copy of the proposed resolution amending our articles of incorporation to change our corporate name is contained in Attachment A hereto. If the amendment is adopted, it will become effective upon
------------
filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation to change in our name from "ZannWell Inc." to "Danitom Corp."

     Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation to change our name to "Danitom Corp."

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
               INCREASE THE NUMBER OF OUR AUTHORIZED COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 900,000,000 shares to 2,000,000,000 shares of common stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is attached to this information statement as Attachment A.
------------

     Authorizing an additional 1,100,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of ZannWell Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common


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
shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming. The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares. Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment A hereto.
                           -------------

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The board of directors has determined that it is advisable to increase our authorized preferred stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of preferred stock from 50,000,000 shares to 235,000,000 shares of preferred stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment A to this
                                                            ------------
information  statement.

     Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be convertible into 10 fully paid and nonassessable shares of our common stock. Moreover, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to one vote of the common stock on all matters brought before all of the stockholders.

     Pursuant to our Amended Certificate of Designation Establishing Series C Preferred Stock, there are no conversion rights with respect to our Series C preferred stock. However, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock shall be entitled to 100 votes of the common stock on all matters brought before all of the stockholders. The following is a summary of the material matters relating to our preferred stock.

     Authorizing the issuance of 185,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our stockholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of ZannWell Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of ZannWell Inc. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with


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
the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock. The increase in the number of our authorized preferred shares is proposed by our management in order to ensure sufficient reserves of our preferred stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our articles of incorporation authorizing additional preferred shares.
Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation authorizing additional shares of preferred stock as described in Attachment A hereto.
                   -------------

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
              TO IMPLEMENT A ONE FOR UP TO 800 REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek stockholder approval for discretionary authority to our board of directors to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is up to 800 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 800 pre-consolidation shares for each one post-consolidation share at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our board of directors also believes that stockholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 800 pre-consolidation shares for each one post-consolidation share.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in ZannWell Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 800 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 800 reverse split, every 800 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 800 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 800 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

     As described below, stockholders who would otherwise hold fractional shares after a reverse split will be entitled to cash payments in lieu of such fractional shares. In addition, if a stockholder owns less than 800 shares before the reverse split, the stockholder will cease to be a stockholder of ZannWell Inc. after the effective time of the reverse split. In such event, the stockholder will be paid cash for his shares. Consequently, the reverse split will reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 800 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, if we elect to implement a one for 250 reverse split, based on the 167,750,000 shares of our common stock outstanding on the record date, and the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 732,250,000 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 167,750,000 to 671,000 shares.

     Based on the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 732,250,000 to 899,329,000 shares.

     If we elect to implement a one for 800 reverse split, based on the 167,750,000 shares of our common stock outstanding on the record date, and the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 732,250,000 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 800 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 167,750,000 to 209,688 shares.

     Based on the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 800 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 732,250,000 to 899,790,312 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

          In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We   will  not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our stockholders, which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 800 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 800 exchange ratio or such other exchange ratio we determine.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto.
               -------------

         GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO CONVERT
               ZANNWELL INC. TO A BUSINESS DEVELOPMENT CORPORATION

     The board of directors has recommended that the directors be granted authority to convert ZannWell Inc. to a Business Development Corporation. Such conversion into a Business Development Corporation would allow us to raise additional funding for our operations and to develop a larger investor base. Approval of this proposal would give the board authority to convert ZannWell Inc. to a Business Development Corporation at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to convert ZannWell Inc. to a Business Development Corporation.

     We also reserve the right to proceed with the transaction if determined by the management to be appropriate under the circumstances and in the best interests of stockholders.

     The board currently believes that becoming a Business Development Corporation is in the best interests of our stockholders but requires the flexibility to do what is in the best interests of our stockholders. Accordingly, the board is seeking stockholder approval to preserve the flexibility to move forward with this action is the board continues to believe it is in the best interests of our stockholders to do so.

     There is no assurance that becoming a Business Development Corporation will be consummated or if consummated, that such a transaction will be on the same terms as anticipated at this time. We reserve the right not to proceed with such transaction or to modify its terms at any time after taking into account all the facts and circumstances. For any transaction that would require stockholder approval, we do not, however, intend to modify the proposed terms in a manner that would have a material adverse impact on our stockholders without seeking further stockholder approval of such terms.

VOTE REQUIRED

     Once a quorum is present and voting, a simple majority of the votes cast is required to approve the grant of discretionary authority to our directors to convert ZannWell Inc. to a Business Development Corporation.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to convert ZannWell Inc. to a Business Development Corporation, as described in Attachment A hereto.
                                              -------------

     Information regarding the beneficial ownership of our common stock by management and the board of directors is noted below.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each  of  our  directors;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group.


                                                        COMMON STOCK
                                                        BENEFICIALLY         PREFERRED STOCK BENEFICIALLY
                                                           OWNED (2)                   OWNED (2)
                                                     -------------------  ---------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)               NUMBER    PERCENT        NUMBER           PERCENT
---------------------------------------------------  ----------  -------  ------------------  -------------

Robert C. Simpson, Ph.D. (3)                         13,000,000     7.75       1,000,000 (4)         50.00
Robert C. Simpson, Ph.D. (3)                                N/A      N/A      10,000,000 (5)        100.00
                                                     ----------  -------
R. Patrick Liska (6)                                  5,000,000     2.98        1,000,000(4)         50.00
                                                     ==========  =======                      =============
All directors and officers as a group (two persons)  18,000,000    10.73
                                                     ==========  =======


---------------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o ZannWell Inc.,8400 Normandale Lake Boulevard, Suite 920, Bloomington, Minnesota 55437, and telephone (952) 921-3995. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. As of the record date, the total number of outstanding shares of the common stock is 167,750,000, and the total number of outstanding shares of the Series A preferred stock is 2,000,000 shares, and the total number of outstanding shares of the Series C preferred stock is 10,000,000 shares. There are no shares of the Series B preferred stock issued or outstanding.
(3) Each share of our common stock is entitled to one vote on all matters brought before the stockholders, each share of our Series A preferred stock outstanding entitles the holder to one vote of the common stock on all matters brought before the stockholders, and each share of our Series C preferred stock outstanding entitles the holder to 100 votes of the common stock on all matters brought before the stockholders. Therefore, Dr. Simpson will have the power to vote 1,014,000,000 shares of the common stock, which number exceeds the majority of the 167,750,000 issued and outstanding shares of our common stock on the record date.
(4)  Series  A  preferred  stock.
(5)  Series  C  preferred  stock
(6) R. Patrick Liska will have the power to vote 6,000,000 shares of our common stock.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                         DOCUMENTS INCORPORATED BY REFERENCE

          Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our subsequent Quarterly Reports for the period ended March 31, 2004 and June 30, 2004 are incorporated herein by reference.

                       COPIES OF ANNUAL AND QUARTERLY REPORTS

          We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 all subsequent Quarterly Reports on Form 10-QSB and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 8400 Normandale Lake Boulevard, Suite 920, Bloomington, Minnesota 55437, telephone
(952) 921-3995.

                               By Order of the board of directors,

                               /s/ R. Patrick Liska

                               R. Patrick Liska
                               Chairman and CEO

                                                                    ATTACHMENT A

                           RESOLUTIONS TO BE ADOPTED BY THE

                                   STOCKHOLDERS OF

                                    ZANNWELL INC.

                                   (the "Company")

          RESOLVED, that the grant of discretionary authority to the directors to amend the Company's Articles of Incorporation to change the name of the Company to "Danitom Corp." is hereby approved in all respects; and

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 2,000,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of preferred stock to 235,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the grant of discretionary authority to the directors to implement a consolidation of the Company's issued and outstanding common stock on the basis of one post-consolidation share for up to every 800 pre-consolidation shares within 12 months of the Company's information statement on Schedule 14C is hereby approved and adopted in all respects; and

     RESOLVED FURTHER, that the grant of discretionary authority to the directors to convert the Company to a Business Development Corporation within 12 months of the Company's information statement on Schedule 14C is hereby approved and adopted in all respects; and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.